UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 27, 2019

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On March 27, 2019, NextEra Energy Capital Holdings, Inc., a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold $150,000,000 principal amount of its Floating Rate Debentures, Series due September 28, 2020 (Debentures), which are guaranteed by NEE. The Debentures bear interest at a rate equal to three-month LIBOR plus 0.45%, which rate will be reset quarterly on March 28, June 28, September 28 and December 28 of each year, beginning June 28, 2019. The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-226056, 333-226056-01 and 333-226056-02. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Debentures.

On March 27, 2019, Florida Power & Light Company sold $42,720,000 principal amount of its Floating Rate Notes, Series due March 27, 2069 (Notes). The Notes bear interest at a rate equal to three-month LIBOR minus 0.30%, which rate will be reset quarterly on March 27, June 27, September 27 and December 27 of each year, beginning June 27, 2019. The Notes were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-226056, 333-226056-01 and 333-226056-02. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Notes.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
4(a)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated March 27, 2019, creating the Floating Rate Debentures, Series due September 28, 2020	x
4(b)	Officer's Certificate of Florida Power & Light Company, dated March 27, 2019, creating the Floating Rate Notes, Series due March 27, 2069	x	x
5(a)(i)	Opinion and Consent, dated March 27, 2019, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures	x
5(a)(ii)	Opinion and Consent, dated March 27, 2019, of Squire Patton Boggs (US) LLP, counsel to Florida Power & Light Company, with respect to the Notes	x	x
5(b)(i)	Opinion and Consent, dated March 27, 2019, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures	x
5(b)(ii)	Opinion and Consent, dated March 27, 2019, of Morgan, Lewis & Bockius LLP, counsel to Florida Power & Light Company, with respect to the Notes	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  March 27, 2019

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Controller of Florida Power & Light Company

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